As filed with the Securities and Exchange Commission on May 17, 2023

Registration No. 333-261639

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO

FORM S-3 REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

LYONDELLBASELL INDUSTRIES N.V.

(Exact name of registrant as specified in its charter)

The Netherlands

(State or other jurisdiction of incorporation or organization)

98-0646235

(I.R.S. Employer Identification Number)

4th Floor, One Vine Street

London, W1J0AH

The United Kingdom

+44 (0)207 220 2600

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jeffrey A. Kaplan

4th Floor, One Vine Street

London, W1J0AH

The United Kingdom

+44 (0)207 220 2600

(Name, address, including zip code, and telephone number, including area code, of agent for service)

LYB INTERNATIONAL FINANCE B.V.

LYB INTERNATIONAL FINANCE II B.V.

(Exact name of registrant as specified in its charter)

The Netherlands

(State or other jurisdiction of incorporation or organization)

98-1109195, 98-1287217

(I.R.S. Employer Identification Number)

Delftseplein 27E

3013AA Rotterdam

The Netherlands

+31 (0)10 275 5500

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jeffrey A. Kaplan

Delftseplein 27E

3013AA Rotterdam

The Netherlands

+31 (0)10 275 5500

(Name, address, including zip code, and telephone number, including area code, of agent for service)

LYB INTERNATIONAL FINANCE III, LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

81-5180761

(I.R.S. Employer Identification Number)

1221 McKinney St.

Houston, Texas

USA 77010

(713) 309-7200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jeffrey A. Kaplan

1221 McKinney St.

Houston, Texas

USA 77010

(713) 309-7200

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box: ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box: ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-261639) filed with the Securities and Exchange Commission on December 14, 2021 (the “Registration Statement”) of LyondellBasell Industries N.V., LYB International Finance B.V., LYB International Finance II B.V., and LYB International Finance III, LLC is being filed solely for the purpose of (i) filing as a new Exhibit 4.44, a Supplemental Indenture dated May 17, 2023 (the “Supplemental Indenture”), among LYB International Finance III, LLC, as issuer, LyondellBasell Industries N.V., as guarantor, Computershare Trust Company, N.A., as base trustee (as successor to Wells Fargo Bank, National Association) and The Bank of New York Mellon Trust Company, N.A., as trustee; and (ii) correcting an administrative error in the XBRL tagging of the Registration Statement. Accordingly, this Post-Effective Amendment No. 1 consists only of the facing page, this explanatory note, Item 16 (Exhibits), the signature pages and Exhibit 4.44 filed herewith, and does not modify any other part of the Registration Statement. Pursuant to Rule 462(e) under the Securities Act, this Post-Effective Amendment No. 1 shall become effective immediately upon filing with the Securities and Exchange Commission.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT
1.1**	Form of Underwriting Agreement for securities registered hereby

3.1	Articles of Association of LyondellBasell Industries N.V., as amended June 1, 2018 (incorporated by reference to Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on June 5, 2018)

3.2	Articles of Association of LYB International Finance B.V., dated as of May 14, 2013 (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-3 dated June 17, 2013)

3.3	Articles of Association of LYB International Finance II B.V., dated as of January 28, 2016 (incorporated by reference to Exhibit 3.2 to our Registration Statement on Form S-3 dated February 19, 2016)

3.4	Certificate of Formation of LYB International Finance III, LLC, dated as of December 28, 2016 (incorporated by reference to Exhibit 3.4 to our Registration Statement on Form S-3 dated February 22, 2019)

3.5	Limited Liability Company Agreement of LYB International Finance III, LLC, dated as of March 9, 2018 (incorporated by reference to Exhibit 3.5 to our Registration Statement on Form S-3 dated February 22, 2019)

4.1	Description of the Company’s Securities Registered Pursuant to Section 12 of the Exchange Act (incorporated by reference to Exhibit 4.1 of our Annual Report on Form 10-K filed with the SEC on February 20, 2020)

4.2	Specimen certificate for Class A ordinary shares, par value €0.04 per share, of LyondellBasell Industries N.V. (incorporated by reference to Exhibit 4.1 to our Annual Report on Form 10-K filed with the SEC on February 16, 2016)

4.3	Registration Rights Agreement by and among LyondellBasell Industries N.V. and the Holders (as defined therein), dated as of April 30, 2010 (incorporated by reference to Exhibit 4.7 to our Amendment No. 2 to Form 10 dated July 26, 2010)

4.4	Second Amended and Restated Nomination Agreement, dated June 1, 2018, between AI International Chemicals S.à R.L. and LyondellBasell Industries N.V. (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on June 5, 2018)

4.5	Indenture relating to 5.750% Senior Notes due 2024, among LyondellBasell Industries N.V., as issuer, each of the Guarantors named therein, as guarantors, Wells Fargo Bank, National Association, as trustee, registrar and paying agent, dated as of April 9, 2012 (including form of 5.750% Senior Note due 2024) (incorporated by reference to Exhibit 4.3 to our Current Report on Form 8-K filed with the SEC on April 10, 2012)

4.6	First Supplemental Indenture, dated as of December 10, 2015, to Indenture dated as of April 9, 2012, between LyondellBasell Industries N.V. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on December 14, 2015)

4.7	Indenture, between LyondellBasell Industries N.V., as Company, and Wells Fargo Bank, National Association, as trustee, dated as of March 5, 2015 (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on March 5, 2015)

4.8	Officer’s Certificate of LyondellBasell Industries N.V. relating to the 4.625% Senior Notes due 2055, dated as of March 5, 2015 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on March 5, 2015)

4.9	Form of LyondellBasell Industries N.V.’s 4.625% Senior Notes due 2055 (incorporated by reference to Exhibit 4.3 to our Current Report on Form 8-K filed with the SEC on March 5, 2015 and included in Exhibit 4.2 thereto)

4.10**	Form of debt security of LyondellBasell Industries N.V.

4.11	Indenture, among LYB International Finance B.V., as Issuer, LyondellBasell Industries N.V., as Guarantor, and Wells Fargo Bank, National Association, as trustee, dated as of July 16, 2013 (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on July 16, 2013)

4.12	Officer’s Certificate of LYB International Finance B.V. relating to the 4.000% Guaranteed Notes due 2023, dated as of July 16, 2013 (incorporated by reference to Exhibit 4.2 to our Form 8-K filed with the SEC on July 16, 2013)

4.13	Form of LYB International Finance B.V.’s 4.000% Guaranteed Notes due 2023 (incorporated by reference to Exhibit 4.2 to our Form 8-K filed with the SEC on July 16, 2013)

4.14	Officer’s Certificate of LYB International Finance B.V. relating to the 5.250% Guaranteed Notes due 2043, dated as of July 16, 2013 (incorporated by reference to Exhibit 4.3 to our Form 8-K filed with the SEC on July 16, 2013)

4.15	Form of LYB International Finance B.V.’s 5.250% Guaranteed Notes due 2043 (incorporated by reference to Exhibit 4.3 to our Form 8-K filed with the SEC on July 16, 2013)

4.16	Officer’s Certificate of LYB International Finance B.V. relating to the 4.875% Guaranteed Notes due 2044, dated as of February 28, 2014 (incorporated by reference to Exhibit 4.2 to our Form 8-K filed with the SEC on February 28. 2014)

4.17	Form of LYB International Finance B.V.’s 4.875% Guaranteed Notes due 2044 (incorporated by reference to Exhibit 4.2 to our Form 8-K filed with the SEC on February 28. 2014)

4.18**	Form of debt security of LYB International Finance B.V.

4.19**	Form of guarantee agreement of LYB International Finance B.V.

4.20	Indenture, among LYB International Finance II B.V., as Issuer, LyondellBasell Industries N.V., as Guarantor, and Deutsche Bank Trust Company Americas, as Trustee, dated as of March 2, 2016 (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on March 2, 2016)

4.21	Officer’s Certificate of LYB International Finance II B.V. relating to the 3.500% Guaranteed Notes due 2027, dated as of March 2, 2017 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on March 2, 2017)

4.22	Form of LYB International Finance II B.V.’s 3.500% Guaranteed Notes due 2027 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on March 2, 2017 and included in Exhibit A thereto)

4.23	Supplemental Indenture, among LYB International Finance II B.V., as Issuer, LyondellBasell Industries N.V., as Guarantor, and Deutsche Bank Trust Company Americas, as Trustee, dated as of September 17, 2019 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on September 17, 2019)

4.24	Form of LYB International Finance II B.V.’s 0.875% Guaranteed Notes due 2026 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on September 17, 2019)

4.25	Form of LYB International Finance II B.V.’s 1.625% Guaranteed Notes due 2031 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on September 17, 2019)

4.26**	Form of debt security of LYB International Finance II B.V.

4.27**	Form of guarantee agreement of LYB International Finance II B.V.

4.28	Indenture, among LYB International Finance III, LLC, as Issuer, LyondellBasell Industries N.V., as Guarantor, and Wells Fargo Bank, National Association, as Trustee, dated as of October 10, 2019 (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on October 10, 2019)

4.29	Officer’s Certificate of LYB International Finance III, LLC relating to the 4.200% Guaranteed Notes due 2049, dated as of October 10, 2019 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on October 10, 2019)

4.30	Form of LYB International Finance III, LLC’s 4.200% Guaranteed Notes due 2049 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on October 10, 2019)

4.31	Officer’s Certificate of LYB International Finance III, LLC relating to the 3.375% Guaranteed Notes due 2030, and 4.200% Guaranteed Notes due 2050 dated as of April 20, 2020 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on April 21, 2020)

4.32	Form of LYB International Finance III, LLC’s 3.375% Guaranteed Notes due 2030 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on April 21, 2020)

4.33	Form of LYB International Finance III, LLC’s 4.200% Guaranteed Notes due 2050 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on April 21, 2020)

4.34	Officer’s Certificate of LYB International Finance III, LLC relating to the 1.250% Guaranteed Notes due 2025, 2.250% Guaranteed Notes due 2030, 3.375% Guaranteed Notes due 2040, 3.625% Guaranteed Notes due 2051, and 3.800% Guaranteed Notes due 2060, dated as of October 8, 2020 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on October 8, 2020)

4.35	Form of LYB International Finance III, LLC’s 1.250% Guaranteed Notes due 2025 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on October 8, 2020)

4.36	Form of LYB International Finance III, LLC’s 2.250% Guaranteed Notes due 2030 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on October 8, 2020)

4.37	Form of LYB International Finance III, LLC’s 3.375% Guaranteed Notes due 2040 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on October 8, 2020)

4.38	Form of LYB International Finance III, LLC’s 3.625% Guaranteed Notes due 2051 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on October 8, 2020)

4.39	Form of LYB International Finance III, LLC’s 3.800% Guaranteed Notes due 2060 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on October 8, 2020)

4.40**	Form of debt security of LYB International Finance III, LLC

4.41**	Form of guarantee agreement of LYB International Finance III, LLC

4.42**	Form of warrant agreement

4.43**	Form of unit agreement

4.44***	Supplemental Indenture, among LYB International Finance III, LLC, as Issuer, LyondellBasell Industries N.V., as Guarantor, Computershare Trust Company, N.A., as Base Trustee (as successor to Wells Fargo Bank, National Association) and The Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of May 17, 2023

5.1*	Legal opinion of De Brauw Blackstone Westbroek N.V.

5.2*	Legal opinion of Gibson, Dunn & Crutcher LLP

23.1*	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibit 5.1)

23.2*	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.2)

23.3*	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

24.1*	Powers of Attorney (included on the signature pages hereto)

25.1*	Statement of Eligibility of Trustee on Form T-1 with respect to the Indenture, between LyondellBasell Industries N.V., as Issuer and Wells Fargo Bank, National Association, as Trustee

25.2*	Statement of Eligibility of Trustee on Form T-1 with respect to the Indenture, between LYB International Finance B.V., as Issuer, LyondellBasell Industries N.V., as Guarantor, and Wells Fargo Bank, National Association, as Trustee

25.3*	Statement of Eligibility of Trustee on Form T-1 with respect to the Indenture, between LYB International Finance II B.V., as Issuer, LyondellBasell Industries N.V., as Guarantor, and Deutsche Bank Trust Company Americas, as Trustee

25.4*	Statement of Eligibility of Trustee on Form T-1 with respect to the Indenture, between LYB International Finance III, LLC., as Issuer, LyondellBasell Industries N.V., as Guarantor, and Wells Fargo Bank, National Association, as Trustee

107**	Filing Fee Exhibit

*	Previously filed.
**	To be filed by amendment or incorporated by reference in connection with the offering of the securities.
***	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, Texas, on May 17, 2023.

LYONDELLBASELL INDUSTRIES N.V.

By:	/s/ Peter Vanacker
Name: Peter Vanacker
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Peter Vanacker	Chief Executive Officer and Director	May 17, 2023
Peter Vanacker	(Principal Executive Officer)

/s/ Michael C. McMurray	Executive Vice President and Chief Financial Officer	May 17, 2023
Michael C. McMurray	(Principal Financial Officer)

/s/ Chukwuemeka A. Oyolu	Senior Vice President and Chief Accounting Officer	May 17, 2023
Chukwuemeka A. Oyolu	(Principal Accounting Officer)

/s/ Jacques Aigrain	Director	May 17, 2023
Jacques Aigrain

/s/ Lincoln Benet	Director	May 17, 2023
Lincoln Benet

/s/ Jagjeet S. Bindra	Director	May 17, 2023
Jagjeet S. Bindra

/s/ Robin W.T. Buchanan	Director	May 17, 2023
Robin W.T. Buchanan

/s/ Anthony R. Chase	Director	May 17, 2023
Anthony R. Chase

/s/ Nance K. Dicciani	Director	May 17, 2023
Nance K. Dicciani

/s/ Robert W. Dudley	Director	May 17, 2023
Robert W. Dudley

/s/ Claire S. Farley	Director	May 17, 2023
Claire S. Farley

/s/ Michael S. Hanley	Director	May 17, 2023
Michael S. Hanley

/s/ Virginia Kamsky	Director	May 17, 2023
Virginia Kamsky

/s/ Albert J. Manifold	Director	May 17, 2023
Albert J. Manifold

Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in City of Houston, Texas, on May 17, 2023.

LYB INTERNATIONAL FINANCE B.V.

By	/s/ Jeffrey A. Kaplan
Name: Jeffrey A. Kaplan
Title: Attorney-in-Fact

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Frank van Es	Director	May 17, 2023
Frank van Es

/s/ Frits van Blitterswijk	Director	May 17, 2023
Frits van Blitterswijk

/s/ Mania Kimpezi	Director	May 17, 2023
Mania Kimpezi

Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in City of Houston, Texas, on May 17, 2023.

LYB INTERNATIONAL FINANCE II B.V.

By	/s/ Jeffrey A. Kaplan
Name: Jeffrey A. Kaplan
Title: Attorney-in-Fact

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Frank van Es	Director	May 17, 2023
Frank van Es

/s/ Frits van Blitterswijk	Director	May 17, 2023
Frits van Blitterswijk

/s/ Mania Kimpezi	Director	May 17, 2023
Mania Kimpezi

Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, Texas, on May 17, 2023.

LYB INTERNATIONAL FINANCE III, LLC

By:	/s/ Jeffrey A. Kaplan
Name: Jeffrey A. Kaplan
Title: Vice President and General Counsel

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Peter Vanacker	Chief Executive Officer and Director	May 17, 2023
Peter Vanacker	(Principal Executive Officer)

/s/ Michael C. McMurray	Executive Vice President and Chief Financial Officer	May 17, 2023
Michael C. McMurray	(Principal Financial Officer)

/s/ Chukwuemeka A. Oyolu	Senior Vice President and Chief Accounting Officer	May 17, 2023
Chukwuemeka A. Oyolu	(Principal Accounting Officer)